The Royce Fund

Royce Mid-Cap Value Fund
(effective February 15, 2008, Royce SMid-Cap Value Fund)

Supplement to the Prospectus
dated, October 1, 2007

        Effective February 15, 2008, Royce Mid-Cap Value Fund will change its name to Royce SMid-Cap Value Fund. In addition, the sections in the Prospectus entitled "Investment Goal and Principal Strategies," "Primary Risks for Fund Investors" and "Investing in Mid-Cap Companies" will be replaced in their entirety as set forth below.

Investment Goal and Principal Strategies
Royce SMid-Cap Value Fund's investment goal is long-term growth of capital. The Fund's assets are primarily invested in equity securities issued by mid- and small-cap companies that Royce believes are trading below its estimate of their current worth. Consistent with Royce's value approach to investing, the Fund generally seeks to invest in securities of companies that have excellent business strengths, high internal rates of return and exhibit above-average prospects. Charles M. Royce and Steven G. McBoyle co-manage the Fund.

Normally, the Fund invests at least 80% of its net assets in equity securities of mid- and small-cap companies with stock market capitalization between $500 million and $10 billion. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 25% of its net assets in foreign securities.

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce SMid-Cap Value Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The prices of mid- and small-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investment in foreign securities involves risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies ; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the securities of U.S. issuers. From time to time, foreign capital markets may be less liquid and may exhibit more volatility than those in the United States. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Because the Fund expects to commence operations as of the date of this Prospectus, it does not yet have any historical performance and therefore no return information is included in this Prospectus.

INVESTING IN MID- AND SMALL-CAP COMPANIES

The Fund primarily invests in equity securities issued by mid- and small-cap companies. Royce deﬁnes mid-cap as those companies with market capitalizations between $2.5 billion and $10 billion. We refer to the segment of companies with market capitalization between $500 million and $2.5 billion as small-cap.

Investing in mid- and small-cap companies may involve greater risk than investing in larger-capitalization companies. Mid-cap companies may be less able to weather economic shifts or other adverse developments than larger, more established companies. They may have less experienced management and unproven track records. They may rely on limited product lines and have more limited financial resources. These factors may make them more susceptible to setbacks or economic downturns. Small-cap companies may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. In addition, the securities of such companies may be more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As a result, the purchase of more than a limited number of shares of a small-cap security may affect its market price. Royce may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Royce-managed accounts or other investors are seeking to purchase or sell them. Accordingly, Royce's investment focus on small-cap securities generally leads it to have a long-term outlook of at least two years for a portfolio security.

Value Investing
Royce's portfolio managers use various value methods in managing the Fund's assets. In selecting securities for the Fund, they evaluate the quality of a company's balance sheet, the level of its cash ﬂows and other measures of a company's ﬁnancial condition and proﬁtability. The portfolio managers may also consider other factors, such as a company's unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difﬁculties. The portfolio managers then use these factors to assess the company's current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

Royce's portfolio managers generally invest in securities of companies that are trading signiﬁcantly below their estimate of the company's current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company's securities to increase over a two- to ﬁve-year period toward this estimate.

Royce's value approach strives to reduce some of the other risks of investing in mid-and small-cap securities (for the Fund's portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen ﬁnancial risk by buying companies with strong balance sheets and low leverage. While there can be no assurance that this risk-averse value approach will be successful, Royce believes that it can reduce some of the risks of investing in mid- and small-cap companies. For more information regarding the speciﬁc approach used for the Fund's portfolio, see pages 2-3.

Although Royce's approach to security selection seeks to reduce downside risk to Fund portfolios, especially during periods of broad mid- and/or small-cap market declines, it may also potentially have the effect of limiting gains in strong mid- and/or small-cap up markets.

Temporary Investments
The Fund may invest in short-term ﬁxed income securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. If the Fund should implement a temporary investment policy, it may not achieve its investment goal while that policy is in effect.

January 3, 2008